UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 1, 2007

Duckwall-ALCO Stores, Inc.
(Exact name of registrant as specified in charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage, Abilene, KS	67410-2832
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(785) 263-3350

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On August 1, 2007, Duckwall-ALCO Stores, Inc. (the "Company") executed an Employment Agreement and an Incentive Stock Option Agreement, each incorporated into this Item 5.02 by reference, related to the employment of Donny R. Johnson as the Company's Senior Vice President – Chief Financial Officer.

The Employment Agreement has a term from August 1, 2007 until January 31, 2009. Under the Employment Agreement Mr. Johnson is to be paid a base salary of $200,000. Mr. Johnson is also eligible for a bonus pursuant to a formula set forth in the Employment Agreement. The Employment Agreement further provides customary benefits and vacation features.

The Incentive Stock Option Agreement allows Mr. Johnson to participate in the Company's Incentive Stock Option Plan dated May 22, 2003. Under the terms of this Agreement Mr. Johnson is granted the rights to buy 25,000 shares of the Company at a price equal to $39.67. The aforementioned options vest in four equal annual installments beginning August 1, 2008. The options shall be expire five years from the grant date.

On June 20, 2007 the Company filed a Press Release related to Mr. Johnson's employment and filed a related Form 8-K acknowledging such fact.

Mr. Johnson, age 46, has served as Executive Vice President, Chief Financial Officer for Brookshire Brothers Food & Pharmacy, an employee owned grocery store chain since 1997.

Other than arrangements or understandings with directors and officers of the Company acting solely in their capacity as such, there are no arrangements or understandings between Mr. Johnson and any other persons naming Mr. Johnson as an officer. There are no familial relationships between Mr. Johnson and any other officer or director of the Company. Since January 29, 2006, neither Mr. Johnson nor any immediate family member of Mr. Johnson has been a party to any transaction or currently proposed transaction in which the Company was or is a participant and the amount exceeds $120,000, and in which Mr. Johnson or any immediate family member had or will have a direct or indirect material interest.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is an Employment Agreement executed on August 1, 2007, by the Company and Mr. Johnson. Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is a copy of the Incentive Stock Option Agreement dated August 1, 2007.

Item 9.01.	Exhibits.

(d) Exhibits

99.1	Employment Agreement dated August 1, 2007.
99.2	Incentive Stock Option Agreement dated August 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCKWALL-ALCO STORES, INC.

Date: August 6, 2007	By:	/s/ Charles Bogan
Charles Bogan
Vice President & Secretary